UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2005

GATX Corporation

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On March 11, 2005 GATX Corporation issued a press release announcing that Brian A. Kenney, President of GATX Corporation and James F. Earl, Executive Vice President-Rail, will present an overview of GATX’s operations at the Piper Jaffray Financial Services Conference in New York on Wednesday March 16, 2005. GATX’s presentation will begin at 1:15 p.m. EST. Slides used in the presentation and a webcast of the presentation will be available on GATX’s website at www.gatx.com

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 7.01:

                     99.1 Press release dated March 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Ronald J. Ciancio
Ronald J. Ciancio
Senior Vice President, General Counsel and Secretary (Duly Authorized Officer)

Date: March 14, 2005

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release of GATX Corporation, dated March 11, 2005.	Filed Electronically